Keefe, Bruyette & Woods Insurance Conference September 9, 2009 WORKING TOGETHER: the Crawford Difference Exhibit 99.1

Forward-looking Statements, Segment Operating
Earnings and Non-GAAP Financial Information
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not historical may be “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or
Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and
Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at
www.crawfordandcompany.com.
Segment Operating Earnings:
Under Statement of Financial Accounting Standards Number 131, Disclosures about Segments of an Enterprise and Related
Information,
segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments.  Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to noncontrolling interests, and certain other nonrecurring gains and expenses.
Non-GAAP Financial Information:
For additional information about the Non-GAAP financial information presented herein, see the Appendix beginning on slide 32.
WORKING TOGETHER:
the Crawford Difference

Crawford

Crawford

BROADSPIRE®

a Crawford Company

GCG

The Garden City Group, Inc.

• World’s largest fully-integrated independent
provider of global claims management solutions.
• Four operating segments:
– International Operations
• Serves the global insurance industry and multi-national
corporations
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– Broadspire
• Serves large national accounts, carriers and self-
insured entities
– Legal Settlement Administration
• Provides administration for class action settlements
and bankruptcy matters
Our Market Leading Global Businesses
WORKING TOGETHER:
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4 Positioned for a Global Economy More than 700 locations in 63 countries WORKING TOGETHER: the Crawford Difference

Diversified Business and Clients
Fiscal 2008 Revenues of $1.05 Billion
• Property and Casualty
Services
• Global Technical Services
• Global Marine and
Transportation
• Global Markets
42.5%
29.7%
7.1%
International
Operations
U.S. Property & Casualty
• Property and Casualty Services
• Catastrophe Management Services
• Auto Appraisal Services
• Centralized Claim Administration
• Strategic Warranty Services
20.7%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)
• No single client over 6% of total revenue
• Top 20 Clients represent 35% of total revenue
• Top 50 Clients represent 49% of total revenue
WORKING TOGETHER:
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Goals: 2009 - 2011
•Leverage and grow Crawford & Company’s position as the world’s largest independent provider of claims solutions.
–Expand Key Account Management to improve sales and marketing initiatives to win more business.
•Further improve working capital management.
– Accounts receivable, DSO, cash flow.
•Implement innovative, value-added solutions that drive quality and improve operating results.
–Capitalize on the global launch of The Crawford System of Claims Solutions
SM
to
dramatize our competitive advantages, reinforce our industry leadership, and clarify our portfolio of businesses.
–Implement Information and Communications Technology strategies to leverage technology gains to maximize operating efficiencies and improve data management.
•Become a premier employer.
–Ensure that our pay-for-performance culture builds a results-oriented business.
WORKING TOGETHER:
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CONSULTATION
ABSENCE MANAGEMENT
AUDIT
COUNTER FRAUD SERVICES
DATA SERVICES
EDUCATIONAL SERVICES
GLOBAL PROGRAMS
PRE- & POST-LOSS SERVICES
THE CRAWFORD SYSTEM OF CLAIMS SOLUTIONS℠
CLAIM SERVICES
ACCIDENT & HEALTH
FINANCIAL RISK
LIABILITY
MARINE & AVIATION
MOTOR/AUTO
PROPERTY
RECOVERY
WORKERS' COMPENSATION/ EMPLOYERS' LIABILITY
BUSINESS PROCESS OUTSOURCING
CLAIMS ADMINISTRATION
MEDICAL MANAGEMENT
LEGAL SETTLEMENT ADMINISTRATION
THIRD-PARTY ADMINISTRATION
MANAGED PROPERTY REPAIR
PRODUCT WARRANTY

The Crawford System of Claims Solutions
SM
The Crawford System is the most comprehensive global, integrated solution for all corporate, insurer, and re-insurer claims administration.
WORKING TOGETHER:
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Financial Review WORKING TOGETHER: the Crawford Difference

Crawford Financial Performance
• Solid performance in a difficult operating
environment
Revenue CAGR of 5.9% from 2005 to 2009(E)
Net income CAGR of 16.0% from 2005 to 2009(E)
International growth (before currency effects) of 8.7%
from 2005 to 2008
Fourth quarter 2006 acquisition of Broadspire Services
Inc. added approximately $200 million in full year
revenue
• Focus on cost control drives incremental margin
Continued strong international margins
Turnaround in U.S. Property & Casualty
• Significant non-operating factors affecting
revenue and net income
Defined benefit pension expense
Shift in strength of U.S. dollar
Non-cash goodwill impairment charge
*Based on current guidance for fiscal 2009
including results through June 30:
Consolidated revenue of $960 to $980 million
Net income attributable to Crawford & Company on a
non-GAAP basis of $22 to $25 million before
preliminary goodwill impairment
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005 2006 2007 2008 2009(E)*
Consolidated Revenue
$ in millions
$0
$5
$10
$15
$20
$25
$30
$35
2005 2006 2007 2008 2009(E)*
Net Income Attributable to CRD
$ in millions
772
820
975
1,049
13
15
16
32
970
23.5
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Second Quarter 2009 Financials
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In Thousands, Except Earnings Per Share Amounts and Percentages)
Three Months Ended June 30 2009 2008 % Change
Revenues:
    Revenues Before Reimbursements $249,664 $263,265 -5%
    Reimbursements 21,979 26,001 -15%
Total Revenues 271,643 289,266 -6%
Costs and Expenses:
         Costs of Services Before Reimbursements 183,884 189,461 -3%
         Reimbursements 21,979 26,001 -15%
    Total Cost of Services 205,863 215,462 -4%
    Selling, General, and Administrative 54,414 56,204 -3%
    Corporate Interest Expense, Net 3,640 4,656 -22%
    Goodwill Impairment Charge 94,000 -              nm
Total Costs and Expenses 357,917 276,322 30%
(Loss) Income Before Income Taxes (86,274) 12,944 nm
Provision for Income Taxes 1,615 4,786 -66%
Net (Loss) Income (87,889) 8,158 nm
Less:  Net Income Attributable to Noncontrolling Interests (235)         (226)         4%
Net (Loss) Income Attributable to Crawford & Company ($88,124) $7,932 nm
(Loss) Earnings Per Share - Basic and Diluted ($1.70) $0.16 nm
WORKING TOGETHER:
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Revenue and Earnings Per Share Bridge
2  Quarter 2008 to 2009
In millions, except per share amounts
Revenues Before
Reimbursements
Net
Income
(Loss)
Attributable
to Crawford
& Company EPS
2nd quarter 2008 results $263.3 $7.9 $0.16
(Less)/Add:
Foreign currency impact in 2009 (24.3) (1.5) (0.03)
Increase in pension expense in 2009 - (3.0) (0.06)
Preliminary goodwill impairment charge in
2009 - (94.0) (1.81)
All other changes 10.7 2.5 0.04
2nd quarter 2009 results $249.7 ($88.1) ($1.70)
nd
WORKING TOGETHER:
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Second Quarter 2009 Financials
Crawford & Company
Balance Sheet Highlights
As of June 30, 2009 and December 31, 2008
(in thousands)
June 30
December 31,
2009
2008 Change
Cash and cash equivalents $58,100 $73,124 ($15,024)
Accounts receivable, net 149,099 157,430 (8,331)
Work in process 101,393
99,115 2,278
Total receivables 250,492 256,545 (6,053)
Deferred revenues, net                    90,462
95,670 (5,208)
Pension liabilities 176,150
179,542 (3,392)
Current portion of long-term debt, capital leases
and short-term borrowings 15,021 15,650 (629)
Long-term debt, less current portion 180,066 181,206 (1,140)
Total debt 195,087 196,856 (1,769)
Total stockholders' equity 95,559 180,359 (84,800)
Net debt* 136,987 123,732 13,255
Total debt / capitalization 67% 52%
* Reflects retroactive adoption of SFAS 160, "Noncontrolling interests in Consolidated Financial Statements"
**Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.
WORKING
TOGETHER:
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Second Quarter 2009 Financials
Crawford & Company
Free Cash Flow (Non-GAAP)
For the year-to-date periods ended June 30, 2009 and 2008
(In Thousands)
        June 30,         June 30,
              2009
             2008
Net Income Attributable to Crawford & Company ($85,042)
$17,000
   Plus: Non-Cash Preliminary Goodwill Impairment Charge 94,000
-
   Plus: Depreciation and Other Non-Cash Operating Items 19,039
18,200
   Less: Working Capital Change (19,221)
(21,235)
   Less: U.S. Pension Contributions (5,100)
(2,900)
Operating Cash Flow 3,676
11,065
   Less: Capital Expenditures (5,744)
(7,288)
   Less: Internally Developed Software (5,666)
(5,949)
   Less: Mandatory Principal Payments (1,050)
(1,050)
Free Cash Flow ($8,784)
($3,222)
WORKING TOGETHER:
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Operating Segments WORKING TOGETHER: the Crawford Difference

60
70
80
90
100
110
120
2Q 2009 2Q 2008
Revenue
6
7
8
9
10
11
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
Second Quarter 2009 Financials
$96.1
$113.4
$8.2
$10.4
Revenues down $24.3 million due to strong U.S. dollar
Revenue increased 6.1% on a constant dollar basis
Summary Results, International Operations
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 96,127 $      113,433 $  -15.3%
Total Operating Expenses 87,907        102,987     -14.6%
Operating Earnings 8,220 $       10,446 $    -21.3%
Operating Margin 8.6% 9.2%
WORKING TOGETHER:
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International (excluding U.S.) Property & Casualty
Insurance Market
• Only 4.4% of dollars spent by rest of world (ROW) carriers on claims are outsourced to third party independent adjusters.
• Very few global claims providers – Crawford is the largest
• As ROW insurance carriers look to consolidate claims services vendors, small firms are expected to lose market share.
Source: Crawford & Company (estimate)
ROW Unallocated Loss Adjusting Expenses
$41.1 Billion
95.6%
$1.9 Billion
4.4%
$985 Million
51.8%
$140 Million
7.4%
ROW Outsourced Loss Adjusting Expenses
$445 Million
23.4%
$330 Million
17.4%
Insurance Carrier Internal Claims Dept.
Outsourced
Crawford #2 #3 Regional/Local Providers
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0
10
20
30
40
50
60
2Q 2009 2Q 2008
Revenue
4.0
4.5
5.0
5.5
6.0
6.5
7.0
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
$51.2
$54.5
$5.1
$6.2
Catastrophe revenue up $3.7 million due to severe weather
Double-digit operating margin
Second Quarter 2009 Financials
Summary Results, U.S. Property & Casualty
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 54,547 $      51,198 $    6.5%
Total Operating Expenses 48,329        46,106       4.8%
Operating Earnings 6,218 $       5,092 $      22.1%
Operating Margin 11.4% 9.9%
WORKING TOGETHER:
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Source: Cochran, Caronia & Co. and Crawford & Company (estimate)
• Approximately 14% of dollars spent by U.S. carriers on claims services are outsourced to third parties
– High propensity to outsource non-core lines and/or non-core states
• Outsourced claims service provider market is highly fragmented
– Crawford is the market leader with approximately 6%
• As insurance carriers look to consolidate claims services vendors, small firms are expected to lose market share
– Most U.S. carriers are reducing the number of vendors on “approved lists”
U.S. Insurance Market
4,000+ Local & Regional Providers
National Providers
Crawford
U.S. Unallocated Loss Adjusting Expenses
$21.7
Billion
86.1%
$3.5 Billion
13.9%
$3 Billion
86%
$280 Million
8%
U.S. Outsourced Loss Adjusting Expenses
$216 Million
6%
Insurance Carrier Internal Claims Dept.
Outsourced
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U.S. and International Property & Casualty
Growth Opportunities
• Strategic Growth
– Target large insurers who are consolidating their vendor lists and strive to ensure Crawford is named an approved vendor
• Continuous quality improvement
• Efforts toward training and product development
– Target markets
• Small and mid-market carriers
• Managing general agents (London Market)
• Non-standard insurers
• Property & casualty programs run by self-insured entities
• Organic Growth
– Key account plans for top clients
– Account managers for each major client
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U.S. Catastrophe (CAT) Activity
0
2
4
6
8
10
2Q 2009 2Q 2008
8.5
5.6
0
2
4
6
8
2Q 2009 2Q 2008
$7.2
$3.5
$ in millions
Quarter Ended June 30:
Revenues
In 000s
U.S. Catastrophe
Catastrophe revenue up to $7.2
million from $3.5 million
CAT events totaled 18 in the 2009
period compared to 25 in 2008
2009 reflects benefit due to severe
weather in first and second quarter
Strong incremental margins
generated from CAT adjuster
revenues
Technology and process
improvements
Cases
WORKING TOGETHER:
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40
50
60
70
80
90
2Q 2009 2Q 2008
Revenue
-1
-0.5
0
0.5
1
1.5
2
2.5
3
2Q 2009 2Q 2008
Operating Earnings (Loss)
$ in millions
$ in millions
$73.1
$79.1
$2.5
($0.6)
Revenues and earnings decline due to lower workers’
compensation claim referrals
Impact of economic crisis being felt most by this segment
Second Quarter 2009 Financials
Summary Results, Broadspire
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 73,056 $      79,065 $    -7.6%
Total Operating Expenses 73,662        76,525       -3.7%
Operating Earnings (Loss) (606) $         2,540 $      nm
Operating Margin -0.8% 3.2%
WORKING TOGETHER:
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U.S. TPA Market Opportunities
• Self-insured entities and captives outsource substantially all of their claims services
• Outsourced total claims management is fragmented
• Local and regional providers unable to leverage technology investment
Source: Cochran, Caronia & Co. and Crawford & Company (estimate)
9 Largest Providers
Broadspire
Local and Regional Providers
$0.4 Billion $3.2 Billion
Unallocated Loss Adjusting Expenses
Outsourced Loss Adjusting Expenses
$1.8 Billion
55.9%
$1.1 Billion
34.1%
$312 Million
10.0%
Internal Outsourced
WORKING TOGETHER:
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Broadspire Positioning
Third Largest TPA in Workers’ Compensation/Liability Market
Products and Services:
Workers’ Compensation Claims Services
Auto and General Liability Claims Services
Medical and Disability Management Services
Long-Term Care Services
Risk Management Information Systems (Risk Sciences Group)
Claim Triage Solution (e-Triage)
Broadspire Competitor
A
Competitor
B
Competitor
C
Competitor
D
Claim X X X X X
RMIS X X X X X
Med Bill Review X X
TCM/UM X X
FCM X
Peer Review X
Claim Triage X
Long Term Care X
Comparison of Service Providers
WORKING TOGETHER:
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15.0
17.0
19.0
21.0
23.0
25.0
27.0
29.0
2Q 2009 2Q 2008
Revenue
0.0
1.0
2.0
3.0
4.0
5.0
2Q 2009 2Q 2008
Operating Earnings
$ in millions
$ in millions
$25.9
$19.6
$3.1
$4.3
Revenue and operating earinigs increase reflects benefit of
significant bankruptcy and securities class action
administration cases awarded in 2009
Record backlog of $62.8 million
Second Quarter 2009 Financials
Summary Results, Legal Settlement Administration
For the quarters ended June 30, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 25,934 $      19,569 $    32.5%
Total Operating Expenses 21,647        16,427       31.8%
Operating Earnings 4,287 $       3,142 $      36.4%
Operating Margin 16.5% 16.1%
WORKING TOGETHER:
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GCG Products and Services
• The Garden City Group, Inc. (GCG) provides these core services:
– GCG Class Action Services provides technology-intensive
administrative services for plaintiff and defense counsel and corporate defendants to expedite high-volume class action settlements.
– GCG Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy cases under Chapter
11.
– GCG Communications specializes in legal notice programs for successful case administration. GCG Communications offers a range of complementary services for developing and implementing effective legal notice programs worldwide.
WORKING TOGETHER:
the Crawford Difference

0
5
10
15
20
25
30
35
AB Data,
Ltd.
Berdon
LLP
Complete
Claims
Solutions
Heffler
Radetich &
Saitta LLP
Gilardi &
Co. LLC
Garden
City Group
Securities Class Action Cases
Source: RiskMetrics Group (SCAS Top 100 since 1995, September 30, 2008)
4
4 4
10
27
31
GCG has handled one-third of the largest 100 securities class action cases
WORKING TOGETHER:
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Summary WORKING TOGETHER: the Crawford Difference

Crawford is “Positioned for Growth”
•
Access to growing global markets
• Increasing market share both domestic and internationally
• Crawford expects to benefit from global consolidation of TPA vendors
•
Diverse customer base
• High customer retention rates
• Emphasis on quality and value provided sustains client confidence
•
Disciplined management
•
Improved  financial performance
• Consolidated revenues, earnings, margins, and cash flows
improving in 2009 before non-operating items
•
Investment in enhanced technology in all business
units
WORKING TOGETHER:
the Crawford Difference

Execution Strategy
• Relentless dedication to outstanding execution
• Each strategic action and intention translated into monthly, measurable, objectives and outcomes
• Systematic tracking of interim milestones better enables leadership control and proactive decision making
• Reinforce accountability, results orientation and strategic success throughout the year
• Provide an effective and more detailed map for the enterprise and each business unit to achieve 2009 objectives
WORKING TOGETHER:
the Crawford Difference

2009 Guidance
• Full Year 2009 Guidance:
– Consolidated revenue before reimbursements between $960 million and $980 million
– Consolidated operating earnings between $52.5 million and $57.8 million
– Consolidated cash provided by operating activities between $35 and
$40 million
– After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes, net loss attributable to Crawford & Company on a GAAP basis between
($72.0) million and ($69.0) million
– Loss per share of ($1.40) to ($1.34)
– Before reflecting the special charge related to the preliminary goodwill impairment, net income attributable to Crawford &
Company on a non-GAAP basis between $22.0 million and $25.0
million, or $0.41 to $0.47 diluted earnings per share
WORKING TOGETHER:
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WORKING TOGETHER: the
Crawford Difference
“Crawford & Company will be known as a target driven
corporation that meets its promises to clients and
shareholders.”
Jeffrey T. Bowman
President and CEO
WORKING TOGETHER:
the Crawford Difference

Appendix: Non-GAAP Financial Information
WORKING TOGETHER:
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Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, we sometimes pay for certain out-of-pocket expenses that are reimbursed by our clients. Under GAAP, these out-of-
pocket expenses and associated reimbursements are reported as revenues and expenses in our Consolidated Statement of Operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our Consolidated Statement of Operations with no impact to our net income or loss. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Net debt
Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents.  Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company.  The measure is not meant to imply that management plans to use all available cash to pay down debt.
Deferred Revenues, net
Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenue as reported on our consolidated balance sheets less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service this revenue.  The current portion of the receivable held in trust is reported as a component of Accounts Receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our consolidated balance sheet.  The funds represented by the amount of the receivable held in trust are released to the Company over time to partially offset the costs of servicing the deferred revenue.  Management believes that subtracting the receivable held in trust from deferred revenue provides investors with a snapshot of what the net cash costs will be to service the deferred revenue in the future.

Free Cash Flow
Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes.  It does not represent the residual cash flow of the Company available for discretionary expenditures.
Net Income Attributable to Crawford & Company before Goodwill Impairment
Management believes net income attributable to Crawford & Company before goodwill impairment is useful to investors as it presents a measure that can be more easily compared to other periods that do not have a non-cash, non-operating goodwill impairment charge.

June 30, December 31,
2009 2008
Deferred Revenues, Net
    Deferred revenues, current 58,647 $             59,679 $
    Deferred revenues, noncurrent 37,405 42,795
       Total deferred revenues 96,052 102,474
Less:
    Receivable held in trust included in accounts receivable 1,813 2,121
    Receivable held in trust included in other noncurrent assets 3,777 4,683
Deferred revenues, net 90,462 $             95,670 $
Net Debt
Short-term borrowings 12,732 $             13,366 $
Current installments of long-term debt and capital leases 2,289 2,284
Long-term debt and capital leases, less current installments 180,066 181,206
   Total debt 195,087 196,856
Less:
   Cash and cash equivalents 58,100 73,124
Net debt 136,987 $           123,732 $
CRAWFORD  &  COMPANY
(in $000's)
Appendix: Non-GAAP Financial Information
WORKING TOGETHER:
the Crawford Difference

Keefe, Bruyette & Woods Insurance Conference September 9, 2009 WORKING TOGETHER: the Crawford Difference